SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 30, 2004




                               The Stanley Works
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


  Connecticut                      1-5224                     06-0548860
---------------                 -----------               -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


1000 Stanley Drive, New Britain Connecticut                         06053
-------------------------------------------                       ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (860) 225-5111
                                                              --------------



                                 Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)





                       Exhibit Index is located on Page 4

Item 5.     Other Events.

The Stanley Works has confirmed the resignation of Robert G. Britz from its Board of Directors.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

     (c)    Exhibits.

            Exhibit No.                   Description
            -----------                   -----------
                99.1 Press release, dated March 30, 2004 issued by The Stanley Works, confirming the resignation of Robert G. Britz from its Board of Directors.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       THE STANLEY WORKS



Date:  March 30, 2004                   By:     /s/ Bruce H. Beatt
       --------------                   -----------------------------------
                                        Name:   Bruce H. Beatt
                                        Title:  Vice President, General
                                                Counsel and Secretary

                                  EXHIBIT INDEX


                           Current Report on Form 8-K
                              Dated March 30, 2004


                           Exhibit No.           Page
                           -----------           ----

                              99.1                 5

                                                                   Exhibit 99.1
                                                                   ------------

FOR IMMEDIATE RELEASE


STANLEY WORKS CONFIRMS RESIGNATION OF ROBERT G. BRITZ FROM BOARD OF DIRECTORS


New Britain, Connecticut, March 30, 2004 ... The Stanley Works (NYSE: SWK) confirmed today that Robert G. Britz, President and Co-Chief Operating Officer of The New York Stock Exchange, has resigned from Stanley's board of directors, consistent with the policy of the NYSE that its senior officers not sit on the boards of directors of NYSE listed companies.

John F. Lundgren, Chairman and Chief Executive Officer, commented: "Our Board of Directors and management sincerely appreciate the many contributions that Bob Britz made during his tenure. We understand Bob's decision and we wish him the very best."

Contact:    Gerry Gould
            Vice President - Investor Relations
            (860) 827-3833
            ggould@stanleyworks.com

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and security systems for professional, industrial and consumer use. More information about The Stanley Works can be found, including corporate press releases, in the Investor Relations section of the company's corporate web site at www.stanleyworks.com.